                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement


[X] Definitive Revised Materials

[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                              VAN KAMPEN BOND FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2004  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Each Van Kampen closed-
end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to elect
nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.
Q      WHY DOES THE JOINT PROXY
       STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have a similar
proposal and it is cost-effective to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 23, 2004

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 23, 2004, at 3:00 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     (a) With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV,
         VKS and VOT, to elect five Class II trustees, four by the holders of Common Shares of each such Fund and one by the holders of the Preferred Shares of each such Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ,
         VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT and VKC, to elect four Class III trustees, three by the holders of Common Shares of each such Fund and one by the holders of the Preferred Shares of each such Fund.
         The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (c) With respect to VKL and VIN, to elect four Class I trustees, each by the holders of Common Shares of such Fund. Each elected Class I trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

     (d) With respect to VBF, to elect four Class III trustees by the holders of Common Shares of the Fund. The elected
         Class III trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 23, 2004 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    STEFANIE V. CHANG,
                                    Vice President
May 18, 2004

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 23, 2004

                                  INTRODUCTION

  This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 23, 2004, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 20, 2004.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 23, 2004 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

  The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

PROPOSAL/AFFECTED FUNDS                                   AFFECTED SHAREHOLDERS
-----------------------                                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV,
      VMV, VKS and VOT, to elect
      -- four Class II trustees, each by holders of
      Common Shares of each such Fund                            Common
      -- one Class II trustee by holders of Preferred
      Shares of each such Fund                                  Preferred
(b)   With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP,
      VOQ, VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT,
      VIT, VMT and VKC, to elect
      -- three Class III trustees, each by holders of
      Common Shares of each such Fund                            Common
      -- one Class III trustee by holders of Preferred
      Shares of each such Fund                                  Preferred
(c)   With respect to VKL and VIN, to elect
      -- four Class I trustees, each by holders of
      Common Shares of such Fund                                 Common
(d)   With respect to VBF, to elect
      -- four Class III trustees, each by holders of
      Common Shares of the Fund                                  Common

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1(a) through (d), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1(a) through (d), abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstensions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to each Fund ("Asset Management" or the "Adviser"). On November 30, 2003, certain of the Funds' former investment adviser, Van Kampen Investment Advisory Corp., was merged with and into its affiliate, Asset Management. The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $87 billion in assets under management or supervision as of March 31, 2004. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

  The Adviser, certain affiliates of the Adviser, certain investment companies advised by the Adviser or its affiliates and certain Trustees are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation.

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VIN, VKL, VMT, VKC, VIG, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1221 Avenue of the Americas, New York, New York 10020. The Administrator is a wholly owned subsidiary of Van Kampen. With respect to VKS, the Administrator has engaged UBS Global Asset Management (US) Inc. (formerly Brinson Advisors, Inc.) to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 51 West 52nd Street, New York, New York 10019. With respect to VKL, Asset Management and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund, except VBF and VIN, has entered into an accounting services agreement with Asset Management and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1221 Avenue of the Americas, New York, New York 10020. Each of VMT, VKC, VIG, VLT and VIT has also entered into a support services agreement with Van Kampen Funds Inc.

                        PROPOSAL 1: ELECTION OF TRUSTEES

  Trustees are to be elected by the shareholders at the Meeting in the following manner:

         (a) With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV, VKS and VOT, five Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2007 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class II Trustees (J. Miles Branagan, Linda Hutton Heagy, Mitchell
         M. Merin and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee, Rod Dammeyer, designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ, VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT and VKC, four Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2007 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to three Class III Trustees (R. Craig Kennedy, Jack E. Nelson and Richard F. Powers, III) designated to be elected by each such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee, Hugo F. Sonnenschein, designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the

         Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (c) With respect to VKL and VIN, four Class I Trustees are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2007 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (d) With respect to VBF, four Class III Trustees are to be elected at the Meeting to serve until the later of the Fund's Annual Meeting of Shareholders in 2007 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class III Trustees (R. Craig Kennedy, Jack E. Nelson, Richard F. Powers, III and Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund is required to elect the nominee. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominee listed unless the proxy is marked otherwise.

           As in the past, only one class of trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (58)             Trustee          +       Chairman and Chief Executive Officer        88
Blistex Inc.                                               of Blistex Inc., a consumer health
1800 Swift Drive                                           care products manufacturer. Director
Oak Brook, IL 60523                                        of the Heartland Alliance, a
                                                           nonprofit organization serving human
                                                           needs based in Chicago. Director of
                                                           St. Vincent de Paul Center -- a
                                                           Chicago based day care facility
                                                           serving the children of low income
                                                           families. Board member of the
                                                           Illinois Manufacturers' Association.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (58)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

J. Miles Branagan(2) (71)         Trustee          +       Private investor. Co-founder, and           86
1632 Morning Mountain Road                                 prior to August 1996, Chairman, Chief
Raleigh, NC 27614                                          Executive Officer and President, MDT
                                                           Corporation (now known as
                                                           Getinge/Castle, Inc., a subsidiary of
                                                           Getinge Industrier AB), a company
                                                           which develops, manufactures, markets
                                                           and services medical and scientific
                                                           equipment.

Jerry D. Choate(1) (65)           Trustee          +       Prior to January 1999, Chairman and         86
33971 Selva Road                                           Chief Executive Officer of the
Suite 130                                                  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

J. Miles Branagan(2) (71)         Trustee/Director/Managing
1632 Morning Mountain Road        General Partner of funds in
Raleigh, NC 27614                 the Fund Complex.


Jerry D. Choate(1) (65)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Rod Dammeyer(2) (63)              Trustee          +       President of CAC, LLC., a private           88
CAC, L.L.C.                                                company offering capital investment
4350 LaJolla Village Drive                                 and management advisory services.
Suite 980                                                  Prior to February 2001, Vice Chairman
San Diego, CA 92122-6223                                   and Director of Anixter
                                                           International, Inc. and IMG Global
                                                           Inc. Prior to July 2000, Managing
                                                           Partner of Equity Group Corporate
                                                           Investment (EGI), a company that
                                                           makes private investments in other
                                                           companies.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2) (63)              Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Stericycle, Inc., Ventana
San Diego, CA 92122-6223          Medical Systems, Inc., GATX
                                  Corporation and Trustee of
                                  The Scripps Research
                                  Institute and the University
                                  of Chicago Hospitals and
                                  Health Systems. Prior to
                                  April 2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Vice
                                  Chairman and Director of
                                  Anixter International, Inc.
                                  and IMC Global Inc. Prior to
                                  July 2000, Director of
                                  Allied Riser Communications
                                  Corp., Matria Healthcare
                                  Inc., Transmedia Networks,
                                  Inc., CNA Surety, Corp. and
                                  Grupo Azcarero Mexico (GAM).

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2) (55)        Trustee          +       Managing Partner of Heidrick &              86
Heidrick & Struggles                                       Struggles, an executive search firm.
233 South Wacker Drive                                     Trustee on the University of Chicago
Suite 7000                                                 Hospitals Board, Vice Chair of the
Chicago, IL 60606                                          Board of the YMCA of Metropolitan
                                                           Chicago and a member of the Women's
                                                           Board of the University of Chicago.
                                                           Prior to 1997, Partner of Ray &
                                                           Berndtson, Inc., an executive
                                                           recruiting firm. Prior to 1996,
                                                           Trustee of The International House
                                                           Board, a fellowship and housing
                                                           organization for international
                                                           graduate students. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1992, Executive Vice President of
                                                           La Salle National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2) (55)        Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

R. Craig Kennedy(3) (52)          Trustee          +       Director and President of the German        86
1744 R Street, N.W.                                        Marshall Fund of the United States,
Washington, D.C. 20009                                     an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.

Howard J Kerr(1) (68)             Trustee          +       Prior to 1998, President and Chief          88
736 North Western Avenue                                   Executive Officer of Pocklington
P.O. Box 317                                               Corporation, Inc., an investment
Lake Forest, IL 60045                                      holding company. Director of the
                                                           Marrow Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (52)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (68)             Trustee/Director/Managing
736 North Western Avenue          General Partner of funds in
P.O. Box 317                      the Fund Complex. Director
Lake Forest, IL 60045             of the Lake Forest Bank &
                                  Trust.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jack E. Nelson(3) (68)            Trustee          +       President of Nelson Investment              86
423 Country Club Drive                                     Planning Services, Inc., a financial
Winter Park, FL 32789                                      planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the NASD, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.

Hugo F. Sonnenschein(3) (63)      Trustee          +       President Emeritus and Honorary             88
1126 E. 59th Street                                        Trustee of the University of Chicago
Chicago, IL 60637                                          and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago. Trustee of the University of
                                                           Rochester and a member of its
                                                           investment committee. Member of the
                                                           National Academy of Sciences, the
                                                           American Philosophical Society and a
                                                           fellow of the American Academy of
                                                           Arts and Sciences.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (68)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3) (63)      Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex. Director
                                  of Winston Laboratories,
                                  Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee          +       Previously Chief Communications             86
(62)                                                       Officer of the National Academy of
815 Cumberstone Road                                       Sciences/ National Research Council,
Harwood, MD 20776                                          an independent, federally chartered
                                                           policy institution, from 2001 to
                                                           November 2003 and Chief Operating
                                                           Officer from 1993 to 2001. Director
                                                           of the Institute for Defense
                                                           Analyses, a federally funded research
                                                           and development center, Director of
                                                           the German Marshall Fund of the
                                                           United States, Director of the Rocky
                                                           Mountain Institute and Trustee of
                                                           Colorado College. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(62)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004 and
                                  Director of Neurogen
                                  Corporation, a
                                  pharmaceutical company,
                                  since January 1998.

INTERESTED TRUSTEES

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin*(2) (50)  Trustee,         +       President and Chief Executive Officer of funds in the Fund        86
1221 Avenue of the          President                Complex. Chairman, President, Chief Executive Officer and
Americas                    and Chief                Director of the Adviser and Van Kampen Advisors Inc. since
New York, NY 10020          Executive                December 2002. Chairman, President and Chief Executive
                            Officer                  Officer of Van Kampen Investments since December 2002.
                                                     Director of Van Kampen Investments since December 1999.
                                                     Chairman and Director of Van Kampen Funds Inc. since
                                                     December 2002. President, Director and Chief Operating
                                                     Officer of Morgan Stanley Investment Management since
                                                     December 1998. President and Director since April 1997 and
                                                     Chief Executive Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive Officer and Director of
                                                     Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                     Stanley Trust. Director of various Morgan Stanley
                                                     subsidiaries. President of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to July 2003, Chief Strategic
                                                     Officer of Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Services Company Inc. and Executive Vice
                                                     President of Morgan Stanley Distributors Inc. from April
                                                     1997 to June 1998. Chief Executive Officer from September
                                                     2002 to April 2003 and Vice President from May 1997 to April
                                                     1999 of the Morgan Stanley Funds.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE
Mitchell M. Merin*(2) (50)  Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III*(3)  Trustee          +       Advisory Director of Morgan Stanley. Prior to December 2002,      88
(58)                                                 Chairman, Director, President, Chief Executive Officer and
1 Parkview Plaza                                     Managing Director of Van Kampen Investments and its
P.O. Box 5555                                        investment advisory, distribution and other subsidiaries.
Oakbrook Terrace, IL 60181                           Prior to December 2002, President and Chief Executive
                                                     Officer of funds in the Fund Complex. Prior to May 1998,
                                                     Executive Vice President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996, Director of Dean Witter
                                                     Reynolds Inc.
Wayne W. Whalen*(2) (64)    Trustee          +       Partner in the law firm of Skadden, Arps, Slate, Meagher &        88
333 West Wacker Drive                                Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                    Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Richard F. Powers, III*(3)  Trustee/Director/
(58)                        Managing General
1 Parkview Plaza            Partner of funds in
P.O. Box 5555               the Fund Complex.
Oakbrook Terrace, IL 60181
Wayne W. Whalen*(2) (64)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.

---------------
(1) Designated as a Class I trustee.

(2) Designated as a Class II trustee.

(3) Designated as a Class III trustee.

+ Each Trustee generally serves a three-year term from the date of election.
  Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

* Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of his firm currently serving as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of Asset Management or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from such Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2003 or the Fund Complex's most recently completed calendar year ended December 31, 2003.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                  FROM EACH        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
David C. Arch..................       (2)           $18,589          $147,500        $193,811
J. Miles Branagan..............       (2)            78,011            60,000         173,290
Jerry D. Choate................       (2)            31,482           126,000         173,290
Rod Dammeyer...................       (2)            31,814           147,500         177,971
Linda Hutton Heagy.............       (2)             9,233           142,500         173,290
R. Craig Kennedy...............       (2)             6,424           142,500         173,290
Howard J Kerr..................       (2)            58,713           147,500         193,811
Jack E. Nelson.................       (2)            40,711           109,500         173,290
Hugo F. Sonnenschein...........       (2)            32,178           147,500         193,811
Wayne W. Whalen................       (2)            63,604           147,500         251,811
Suzanne H. Woolsey.............       (2)            20,086           142,500         173,290

---------------
N/A: Not applicable.

(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Theodore A. Myers retired from the Board of Trustees of the Fund and other funds in the Fund Complex as of December 31, 2003.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2003 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2003 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2003 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2003. The retirement plan is described above the compensation table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits each year of the 10-year period commencing in the year of such Trustee's retirement to those Trustees who retire at or over the age of 60 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2003 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each Trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such Trustees going forward.

BOARD COMMITTEES AND MEETINGS

  Each Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the respective Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  Each Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent public auditors, reviews with such auditors the scope and results of each Fund's annual audit and considers any comments which the auditors may have regarding each Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent auditors of each Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under

Independence Standard Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC").

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for each of the Funds is attached as Annex K to this Proxy Statement.

  Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Van Kampen Investor Services.

  Each Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for each of the Funds, which includes each Fund's nominating policies, is attached as Annex L to this Proxy Statement.

  During the fiscal year ended October 31, 2003, the Board of Trustees of VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS, VOT, VKI, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held 7 meetings. During each such Fund's last fiscal year, the audit committee of each such Board held 5 meetings, the brokerage and services committee of each Board held 1 meeting and the governance committee held 1 meeting during each such Fund's last fiscal year. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended June 30, 2003, the Board of Trustees of VBF, VMT and VKC each held 7 meetings. During each such Fund's last fiscal year, the audit committee of each Board held 4 meetings. The brokerage and services committee of each Board of each such Fund and the governance committee of each Board of each such Fund did not hold any meetings during each such Fund's last fiscal year, as each of those committees were recently organized. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended December 31, 2003, the Board of Trustees of VIN, VLT and VIT each held 10 meetings. During each such Fund's last fiscal year, the audit committee of each Board held 5 meetings, the brokerage and services committee of each Board of each such Fund held 2 meetings and the governance committee held 3 meetings during each such Fund's last fiscal year. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to each Funds' Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1(a) through (d), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer     Chairman of Morgan Stanley Investment Management's Global
2800 Post Oak Blvd.                               since 1998  Research Steering Committee. Vice President of funds in the
45th Floor                                                    Fund Complex. Prior to March 2004, Managing Director of
Houston, TX 77056                                             Global Research Investment Management. Prior to December
                                                              2002, Chief Investment Officer of Van Kampen Investments and
                                                              President and Chief Operations Officer of the Adviser and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director and Chief
                                                              Investment Officer of Van Kampen Investments, and Managing
                                                              Director and President of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Executive Vice
                                                              President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Adviser. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Adviser. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Van Kampen Investor
1221 Avenue of the Americas   President and       since 2003  Services. Executive Vice President and Principal Executive
New York, NY 10020            Principal                       Officer of funds in the Fund Complex. Chief Administrative
                              Executive Officer               Officer, Managing Director of Morgan Stanley. Managing
                                                              Director and Director of Morgan Stanley Investment Advisors
                                                              Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Morgan Stanley Funds. Director of Morgan Stanley SICAV.
                                                              Previously, Chief Global Operations Officer and Managing
                                                              Director of Morgan Stanley Investment Management Inc.
John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1989  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  As of April 23, 2004, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of May 13, 2004, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of May 13, 2004, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of May 13, 2004, no Trustees or executive officers owned any Preferred Shares of the Funds. Excluding deferred compensation balances as described in the Compensation Table, as of May 13, 2004, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H. Including deferred compensation balances as described in the Compensation Table, as of May 13, 2004, each Trustee owned the dollar ranges of amounts of the Funds and other funds in the Fund Complex as specified in Annex I.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except that, due to clerical errors, Messrs. Dammeyer's and Whalen's Form 4 filings, each regarding a sales transaction of VQC, were not filed in a timely manner.

INDEPENDENT AUDITORS

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund's audit committee and approved by each Fund's Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

AUDIT AND OTHER FEES

  Each Fund and certain "covered entities" were billed the amounts listed on Annex J by D&T during such Fund's most recent two fiscal years.

  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which is attached to this Proxy Statement as Annex K.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen, by the transfer agents of the Funds, by dealers or their representatives or by ALAMO direct Mail Services, Inc., a solicitation firm located in Hauppauge, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500 per Fund.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2005 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the

Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 17, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 5, 2005. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       STEFANIE V. CHANG,
                                       Vice President

May 18, 2004

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 23, 2004, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share

Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share

Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share

Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share

Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen High               High Income Trust           VIT       Auction Market Preferred
 Income Trust                                                        Shares, liquidation
                                                                     preference $100,000 per
                                                                     share

Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable

Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 23, 2004, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Municipal Income Trust                                         28,684,985             330
California Municipal Trust                                      3,257,560             400
Investment Grade Municipal Trust                                4,839,000             250
Select Sector Municipal Trust                                   4,682,127           1,360
Municipal Trust                                                36,365,392          12,000
California Quality Municipal Trust                              9,686,261           3,000
New York Quality Municipal Trust                                5,655,638           1,800
Pennsylvania Quality Municipal Trust                            8,268,008           2,600
Florida Quality Municipal Trust                                 6,519,397           2,000
Ohio Quality Municipal Trust                                    4,330,866           1,400
Trust for Insured Municipals                                    9,808,248           3,600
Trust for Investment Grade Municipals                          27,013,149          10,600
Trust for Investment Grade California Municipals                4,676,173           1,800
Trust for Investment Grade New York Municipals                  6,211,330           2,400
Trust for Investment Grade Pennsylvania Municipals              7,432,384           2,800
Trust for Investment Grade Florida Municipals                   5,563,437           2,240
Trust for Investment Grade New Jersey Municipals                6,103,771           2,600
Municipal Opportunity Trust                                    15,352,890           6,000
Advantage Municipal Income Trust                               19,106,785           7,600
Advantage Pennsylvania Municipal Income Trust                   4,368,552           1,600
Ohio Value Municipal Income Trust                               1,686,828             600
Massachusetts Value Municipal Income Trust                      2,681,073           1,000
Strategic Sector Municipal Trust                               10,806,700           3,800
New York Value Municipal Income Trust                           4,291,172           1,600
California Value Municipal Income Trust                         6,043,220           2,400
Pennsylvania Value Municipal Income Trust                       4,476,965           1,800
Value Municipal Income Trust                                   23,555,115           9,000
Municipal Opportunity Trust II                                 11,731,272           4,600
Advantage Municipal Income Trust II                             8,175,881           3,200
High Income Trust                                              13,710,760             450
High Income Trust II                                            8,109,000           1,360
Bond Fund                                                      11,362,465             N/A
Income Trust                                                   15,371,737             N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                        ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
                                        ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
Municipal Income Trust (VMT)..........  1988     2003      2003      1988     2003     2003     1992   2003     2003     1999
California Municipal Trust (VKC)......  1988     2003      2003      1988     2003     2003     1992   2003     2003     1999
High Income Trust (VIT)...............  1988     2003      2003      1988     2003     2003     1992   2003     2003     1999
Investment Grade Municipal Trust
 (VIG)................................  1989     2003      2003      1989     2003     2003     1992   2003     2003     1999
High Income Trust II (VLT)............  1989     2003      2003      1989     2003     2003     1992   2003     2003     1999
California Quality Municipal Trust
 (VQC)................................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Florida Quality Municipal Trust
 (VFM)................................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Municipal Trust (VKQ).................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
New York Quality Municipal Trust
 (VNM)................................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Ohio Quality Municipal Trust (VOQ)....  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Pennsylvania Quality Municipal Trust
 (VPQ)................................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Trust for Insured Municipals (VIM)....  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Trust for Investment Grade Municipals
 (VGM)................................  1991     2003      2003      1991     2003     2003     1992   2003     2003     1999
Advantage Municipal Income Trust
 (VKA)................................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Advantage Pennsylvania Municipal
 Income Trust (VAP)...................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Municipal Opportunity Trust (VMO).....  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Strategic Sector Municipal Trust
 (VKS)................................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Trust for Investment Grade California
 Municipals (VIC).....................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Trust for Investment Grade Florida
 Municipals (VTF).....................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999

                                        SONNENSCHEIN   WHALEN   WOOLSEY
                                        ------------   ------   -------
Municipal Income Trust (VMT)..........      1994        1988     2003
California Municipal Trust (VKC)......      1994        1988     2003
High Income Trust (VIT)...............      1994        1988     2003
Investment Grade Municipal Trust
 (VIG)................................      1994        1989     2003
High Income Trust II (VLT)............      1994        1989     2003
California Quality Municipal Trust
 (VQC)................................      1994        1991     2003
Florida Quality Municipal Trust
 (VFM)................................      1994        1991     2003
Municipal Trust (VKQ).................      1994        1991     2003
New York Quality Municipal Trust
 (VNM)................................      1991        1991     2003
Ohio Quality Municipal Trust (VOQ)....      1994        1991     2003
Pennsylvania Quality Municipal Trust
 (VPQ)................................      1994        1991     2003
Trust for Insured Municipals (VIM)....      1994        1991     2003
Trust for Investment Grade Municipals
 (VGM)................................      1994        1991     2003
Advantage Municipal Income Trust
 (VKA)................................      1994        1992     2003
Advantage Pennsylvania Municipal
 Income Trust (VAP)...................      1994        1992     2003
Municipal Opportunity Trust (VMO).....      1994        1992     2003
Strategic Sector Municipal Trust
 (VKS)................................      1994        1992     2003
Trust for Investment Grade California
 Municipals (VIC).....................      1994        1992     2003
Trust for Investment Grade Florida
 Municipals (VTF).....................      1994        1992     2003

                                        ARCH   BRANAGAN   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   MERIN   NELSON   POWERS
                                        ----   --------   ------   --------   -----   -------   ----   -----   ------   ------
Trust for Investment Grade New Jersey
 Municipals (VTJ).....................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Trust for Investment Grade New York
 Municipals (VTN).....................  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Trust for Investment Grade
 Pennsylvania Municipals (VTP)........  1992     2003      2003      1992     2003     2003     1992   2003     2003     1999
Advantage Municipal Income Trust II
 (VKI)................................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
California Value Municipal Income
 Trust (VCV)..........................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Massachusetts Value Municipal Income
 Trust (VMV)..........................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Municipal Opportunity Trust II
 (VOT)................................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
New York Value Municipal Income Trust
 (VNV)................................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Ohio Value Municipal Income Trust
 (VOV)................................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Pennsylvania Value Municipal Income
 Trust (VPV)..........................  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Select Sector Municipal Trust (VKL)...  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Value Municipal Income Trust (VKV)....  1993     2003      2003      1993     2003     2003     1993   2003     2003     1999
Bond Fund (VBF).......................  1997     2003      2003      1997     2003     2003     1997   2003     2003     1999
Income Trust (VIN)....................  1997     2003      2003      1997     2003     2003     1997   2003     2003     1999

                                        SONNENSCHEIN   WHALEN   WOOLSEY
                                        ------------   ------   -------
Trust for Investment Grade New Jersey
 Municipals (VTJ).....................      1994        1992     2003
Trust for Investment Grade New York
 Municipals (VTN).....................      1994        1992     2003
Trust for Investment Grade
 Pennsylvania Municipals (VTP)........      1994        1992     2003
Advantage Municipal Income Trust II
 (VKI)................................      1994        1993     2003
California Value Municipal Income
 Trust (VCV)..........................      1994        1993     2003
Massachusetts Value Municipal Income
 Trust (VMV)..........................      1994        1993     2003
Municipal Opportunity Trust II
 (VOT)................................      1994        1993     2003
New York Value Municipal Income Trust
 (VNV)................................      1994        1993     2003
Ohio Value Municipal Income Trust
 (VOV)................................      1994        1993     2003
Pennsylvania Value Municipal Income
 Trust (VPV)..........................      1994        1993     2003
Select Sector Municipal Trust (VKL)...      1994        1993     2003
Value Municipal Income Trust (VKV)....      1994        1993     2003
Bond Fund (VBF).......................      1997        1997     2003
Income Trust (VIN)....................      1997        1997     2003

                                                                         ANNEX D
           2003 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

           NAME OF FUND              FISCAL YEAR-END    ARCH    BRANAGAN    CHOATE    DAMMEYER   HEAGY    KENNEDY    KERR    NELSON
           ------------              ---------------    ----    --------    ------    --------   -----    -------    ----    ------
Bond Fund..........................        6/30        $3,126       n/a        n/a     $3,126       n/a      n/a    $3,126      n/a
California Municipal Trust.........        6/30         1,912       n/a        n/a      1,912       n/a      n/a     1,912      n/a
Municipal Income Trust.............        6/30         5,007       n/a        n/a      5,007       n/a      n/a     5,007      n/a
Advantage Municipal Income Trust...       10/31         5,179    $1,524     $1,524      5,179    $1,524   $1,524     5,179   $1,524
Advantage Municipal Income Trust
 II................................       10/31         2,886       838        838      2,886       838      838     2,886      838
Advantage Pennsylvania Municipal
 Income Trust......................       10/31         2,251       651        651      2,251       651      651     2,251      651
California Quality Municipal
 Trust.............................       10/31         3,186       927        927      3,186       927      927     3,186      927
California Value Municipal Income
 Trust.............................       10/31         2,607       756        756      2,607       756      756     2,607      756
Florida Quality Municipal Trust....       10/31         2,579       748        748      2,579       748      748     2,579      748
Investment Grade Municipal Trust...       10/31         1,944       559        559      1,944       559      559     1,944      559
Massachusetts Value Municipal
 Income Trust......................       10/31         1,904       547        547      1,904       547      547     1,904      547
Municipal Opportunity Trust........       10/31         4,460     1,306      1,306      4,460     1,306    1,306     4,460    1,306
Municipal Opportunity Trust II.....       10/31         3,549     1,037      1,037      3,549     1,037    1,037     3,549    1,037
Municipal Trust....................       10/31         7,981     2,368      2,368      7,981     2,368    2,368     7,981    2,368
New York Quality Municipal Trust...       10/31         2,445       708        708      2,445       708      708     2,445      708
New York Value Municipal Income
 Trust.............................       10/31         2,218       642        642      2,218       642      642     2,218      642
Ohio Quality Municipal Trust.......       10/31         2,199       638        638      2,199       638      638     2,199      638
Ohio Value Municipal Income
 Trust.............................       10/31         1,702       489        489      1,702       489      489     1,702      489
Pennsylvania Quality Municipal
 Trust.............................       10/31         2,910       850        850      2,910       850      850     2,910      850
Pennsylvania Value Municipal Income
 Trust.............................       10/31         2,270       659        659      2,270       659      659     2,270      659
Select Sector Municipal Trust......       10/31         2,133       618        618      2,133       618      618     2,133      618
Strategic Sector Municipal Trust...       10/31         3,259       954        954      3,259       954      954     3,259      954
Trust for Insured Municipals.......       10/31         3,267       952        952      3,267       952      952     3,267      952
Trust for Investment Grade
 California Municipals.............       10/31         2,298       666        666      2,298       666      666     2,298      666
Trust for Investment Grade Florida
 Municipals........................       10/31         2,531       735        735      2,531       735      735     2,531      735
Trust for Investment Grade
 Municipals........................       10/31         6,818     2,014      2,014      6,818     2,014    2,014     6,818    2,014
Trust for Investment Grade New
 Jersey Municipals.................       10/31         2,699       787        787      2,699       787      787     2,699      787
Trust for Investment Grade New York
 Municipals........................       10/31         2,640       769        769      2,640       769      769     2,640      769
Trust for Investment Grade
 Pennsylvania Municipals...........       10/31         2,869       839        839      2,869       839      839     2,869      839
Value Municipal Income Trust.......       10/31         5,786     1,706      1,706      5,786     1,706    1,706     5,786    1,706
High Income Trust..................       12/31         2,137     1,172      1,172      1,937     1,172    1,172     2,137    1,172
High Income Trust II...............       12/31         1,985     1,073      1,073      1,785     1,073    1,073     1,985    1,073
Income Trust.......................       12/31         2,234     1,228      1,228      2,034     1,228    1,228     2,234    1,228

           NAME OF FUND              SONNENSCHEIN   WHALEN   WOOLSEY
           ------------              ------------   ------   -------
Bond Fund..........................     $3,126      $3,126      n/a
California Municipal Trust.........      1,912      1,912       n/a
Municipal Income Trust.............      5,007      5,007       n/a
Advantage Municipal Income Trust...      5,179      5,179    $1,524
Advantage Municipal Income Trust
 II................................      2,886      2,886       838
Advantage Pennsylvania Municipal
 Income Trust......................      2,251      2,251       651
California Quality Municipal
 Trust.............................      3,186      3,186       927
California Value Municipal Income
 Trust.............................      2,607      2,607       756
Florida Quality Municipal Trust....      2,579      2,579       748
Investment Grade Municipal Trust...      1,944      1,944       559
Massachusetts Value Municipal
 Income Trust......................      1,904      1,904       547
Municipal Opportunity Trust........      4,460      4,460     1,306
Municipal Opportunity Trust II.....      3,549      3,549     1,037
Municipal Trust....................      7,981      7,981     2,368
New York Quality Municipal Trust...      2,445      2,445       708
New York Value Municipal Income
 Trust.............................      2,218      2,218       642
Ohio Quality Municipal Trust.......      2,199      2,199       638
Ohio Value Municipal Income
 Trust.............................      1,702      1,702       489
Pennsylvania Quality Municipal
 Trust.............................      2,910      2,910       850
Pennsylvania Value Municipal Income
 Trust.............................      2,270      2,270       659
Select Sector Municipal Trust......      2,133      2,133       618
Strategic Sector Municipal Trust...      3,259      3,259       954
Trust for Insured Municipals.......      3,267      3,267       952
Trust for Investment Grade
 California Municipals.............      2,298      2,298       666
Trust for Investment Grade Florida
 Municipals........................      2,531      2,531       735
Trust for Investment Grade
 Municipals........................      6,818      6,818     2,014
Trust for Investment Grade New
 Jersey Municipals.................      2,699      2,699       787
Trust for Investment Grade New York
 Municipals........................      2,640      2,640       769
Trust for Investment Grade
 Pennsylvania Municipals...........      2,869      2,869       839
Value Municipal Income Trust.......      5,786      5,786     1,706
High Income Trust..................      2,137      2,137     1,172
High Income Trust II...............      1,985      1,985     1,073
Income Trust.......................      2,234      2,234     1,228

                                                                         ANNEX E
               2003 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                 NAME OF FUND                    FISCAL YEAR-END   CHOATE    DAMMEYER    HEAGY    NELSON    SONNENSCHEIN   WHALEN
                 ------------                    ---------------   ------    --------    -----    ------    ------------   ------
Bond Fund......................................        6/30           n/a     $3,126       n/a       n/a       $3,126      $3,126
California Municipal Trust.....................        6/30           n/a      1,912       n/a       n/a        1,912       1,912
Municipal Income Trust.........................        6/30           n/a      5,007       n/a       n/a        5,007       5,007
Advantage Municipal Income Trust...............       10/31        $1,524      5,179    $1,524    $1,524        5,179       5,179
Advantage Municipal Income Trust II............       10/31           838      2,886       838       838        2,886       2,886
Advantage Pennsylvania Municipal Income
 Trust.........................................       10/31           651      2,251       651       651        2,251       2,251
California Quality Municipal Trust.............       10/31           927      3,186       927       927        3,186       3,186
California Value Municipal Income Trust........       10/31           756      2,607       756       756        2,607       2,607
Florida Quality Municipal Trust................       10/31           748      2,579       748       748        2,579       2,579
Investment Grade Municipal Trust...............       10/31           559      1,944       559       559        1,944       1,944
Massachusetts Value Municipal Income Trust.....       10/31           547      1,904       547       547        1,904       1,904
Municipal Opportunity Trust....................       10/31         1,306      4,460     1,306     1,306        4,460       4,460
Municipal Opportunity Trust II.................       10/31         1,037      3,549     1,037     1,037        3,549       3,549
Municipal Trust................................       10/31         2,368      7,981     2,368     2,368        7,981       7,981
New York Quality Municipal Trust...............       10/31           708      2,445       708       708        2,445       2,445
New York Value Municipal Income Trust..........       10/31           642      2,218       642       642        2,218       2,218
Ohio Quality Municipal Trust...................       10/31           638      2,199       638       638        2,199       2,199
Ohio Value Municipal Income Trust..............       10/31           489      1,702       489       489        1,702       1,702
Pennsylvania Quality Municipal Trust...........       10/31           850      2,910       850       850        2,910       2,910
Pennsylvania Value Municipal Income Trust......       10/31           659      2,270       659       659        2,270       2,270
Select Sector Municipal Trust..................       10/31           618      2,133       618       618        2,133       2,133
Strategic Sector Municipal Trust...............       10/31           954      3,259       954       954        3,259       3,259
Trust for Insured Municipals...................       10/31           952      3,267       952       952        3,267       3,267
Trust for Investment Grade California
 Municipals....................................       10/31           666      2,298       666       666        2,298       2,298
Trust for Investment Grade Florida
 Municipals....................................       10/31           735      2,531       735       735        2,531       2,531
Trust for Investment Grade Municipals..........       10/31         2,014      6,818     2,014     2,014        6,818       6,818
Trust for Investment Grade New Jersey
 Municipals....................................       10/31           787      2,699       787       787        2,699       2,699
Trust for Investment Grade New York
 Municipals....................................       10/31           769      2,640       769       769        2,640       2,640
Trust for Investment Grade Pennsylvania
 Municipals....................................       10/31           839      2,869       839       839        2,869       2,869
Value Municipal Income Trust...................       10/31         1,706      5,786     1,706     1,706        5,786       5,786
High Income Trust..............................       12/31         1,172      1,937     1,172     1,172        2,137       2,137
High Income Trust II...........................       12/31         1,073      1,785     1,073     1,073        1,985       1,985
Income Trust...................................       12/31         1,228      2,034     1,228     1,228        2,234       2,234

                                                                         ANNEX F
        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

              NAME OF FUND                FISCAL YEAR-END   CHOATE   DAMMEYER   HEAGY     KERR    NELSON   SONNENSCHEIN   WHALEN
              ------------                ---------------   ------   --------   -----     ----    ------   ------------   ------
Bond Fund...............................        6/30          n/a    $16,355      n/a    $2,327     n/a      $15,531      $17,483
California Municipal Trust..............        6/30          n/a     27,439      n/a    23,607     n/a       26,353       25,554
Municipal Income Trust..................        6/30          n/a     41,639      n/a    25,190     n/a       39,645       40,488
Advantage Municipal Income Trust........       10/31        1,585     45,373    1,544    25,839   1,597       42,368       44,574
Advantage Municipal Income Trust II.....       10/31          872     33,726      850    24,602     880       31,660       32,295
Advantage Pennsylvania Municipal Income
 Trust..................................       10/31          678     30,592      661    24,272     685       28,777       28,992
California Quality Municipal Trust......       10/31          965     35,376      940    24,788     973       33,176       34,037
California Value Municipal Income
 Trust..................................       10/31          787     32,301      768    24,445     795       30,348       30,791
Florida Quality Municipal Trust.........       10/31          778     32,271      759    24,450     786       30,321       30,762
Investment Grade Municipal Trust........       10/31          582     29,036      568    24,115     589       27,347       27,352
Massachusetts Value Municipal Income
 Trust..................................       10/31          570     28,775      556    24,075     576       27,106       27,075
Municipal Opportunity Trust.............       10/31        1,359     41,887    1,324    25,469   1,369       39,161       40,901
Municipal Opportunity Trust II..........       10/31        1,079     37,090    1,052    24,961   1,088       34,753       35,842
Municipal Trust.........................       10/31        2,463     59,747    2,398    27,477   2,478       55,588       59,739
New York Quality Municipal Trust........       10/31          737     31,597      719    24,377     745       29,701       30,052
New York Value Municipal Income Trust...       10/31          668     30,346      652    24,241     676       28,552       28,731
Ohio Quality Municipal Trust............       10/31          664     30,313      648    24,244     671       28,520       28,697
Ohio Value Municipal Income Trust.......       10/31          509     27,778      498    23,976     516       26,190       26,025
Pennsylvania Quality Municipal Trust....       10/31          885     33,949      863    24,630     893       31,862       32,532
Pennsylvania Value Municipal Income
 Trust..................................       10/31          686     30,626      669    24,271     693       28,809       29,027
Select Sector Municipal Trust...........       10/31          643     29,967      628    24,208     651       28,203       28,333
Strategic Sector Municipal Trust........       10/31          993     35,745      968    24,820   1,001       33,515       34,425
Trust for Insured Municipals............       10/31          991     35,559      966    24,832     999       33,366       34,251
Trust for Investment Grade California
 Municipals.............................       10/31          693     30,841      677    24,307     701       29,008       29,258
Trust for Investment Grade Florida
 Municipals.............................       10/31          765     55,925      746    48,237     773       52,581       52,428
Trust for Investment Grade Municipals...       10/31        2,095     52,693    2,040    26,748   2,109       49,204       52,393
Trust for Investment Grade New Jersey
 Municipals.............................       10/31          819     55,683      799    48,316     827       52,455       52,263
Trust for Investment Grade New York
 Municipals.............................       10/31          800     32,649      781    24,484     808       30,662       31,155
Trust for Investment Grade Pennsylvania
 Municipals.............................       10/31          873     33,863      852    24,611     881       31,775       32,432
Value Municipal Income Trust............       10/31        1,774     48,418    1,728    26,155   1,787       45,168       47,783
High Income Trust.......................       12/31        1,237     33,880    1,245    26,044   1,231       31,612       31,332
High Income Trust II....................       12/31        1,133     32,703    1,141    25,903   1,128       30,544       30,125
Income Trust............................       12/31        1,296     14,573    1,303     2,027   1,290       13,682       15,378

                                                                         ANNEX G

                TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of May 13, 2004, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                      ARCH     BRANAGAN    DAMMEYER         HEAGY    KENNEDY    SONNENSCHEIN    WHALEN    WOOLSEY
                                      ----     --------    --------         -----    -------    ------------    ------    -------
Advantage Municipal Income
 Trust(1).........................      300       69       196,870(1.03%)    100       100          300            836
Advantage Municipal Income Trust
 II(2)............................      500       76       141,576(1.73%)                           350            500
Bond Fund.........................                56                                    50                                  290
California Municipal Trust(3).....                          90,750(2.79%)
California Quality Municipal
 Trust............................                          86,794
California Value Municipal Income
 Trust............................                          50,317
High Income Trust.................      676      257        67,617                                              19,012
High Income Trust II..............      550      232                                   150                         200
Investment Grade Municipal
 Trust............................      524      113        11,400           100       100          300            823
Income Trust......................               111                                                                        930
Municipal Income Trust............      577       70        11,300           100       100          300            844      565
Municipal Opportunity Trust.......      300      178         6,400           100       100          300            881      350
Municipal Opportunity Trust
 II(4)............................                76       126,974(1.08%)    100                    350            500
Municipal Trust...................      800       74        16,600           100       100          300            853
Select Sector Municipal Trust.....      511       82                         100       100          350            500
Strategic Sector Municipal
 Trust............................      500       78        72,921
Trust for Insured Municipals......      300       69         9,000                      50                         892
Trust for Investment Grade
 California Municipals(5).........                          96,316(2.06%)
Trust for Investment Grade
 Municipals.......................      300       69         8,000                                                 883      355
Value Municipal Income Trust......                74        64,378

---------------
(1) The Trustees as a group own 1.04% of the total Common Shares outstanding of Advantage Municipal Income Trust

(2) The Trustees as a group own 1.75% of the total Common Shares outstanding of Advantage Municipal Income Trust II

(3) The Trustees as a group own 2.79% of the total Common Shares outstanding of California Municipal Trust

(4) The Trustees as a group own 1.09% of the total Common Shares outstanding of Municipal Opportunity Trust II

(5) The Trustees as a group own 2.06% of the total Common Shares outstanding of Trust for Investment Grade California Municipals

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of May 13, 2004.


                                                                      INDEPENDENT TRUSTEES
                                    -----------------------------------------------------------------------------------------
                                          ARCH            BRANAGAN         CHOATE       DAMMEYER        HEAGY       KENNEDY
                                          ----            --------         ------       --------        -----       -------
Advantage Municipal Income
 Trust............................        $1-$10,000        $1-$10,000                over $100,000   $1-$10,000   $1-$10,000
Advantage Municipal Income Trust
 II...............................        $1-$10,000        $1-$10,000                over $100,000
Bond..............................                          $1-$10,000                                             $1-$10,000
California Municipal Trust........                                                                          over
                                                                                                        $100,000
California Quality Municipal
 Trust............................                                                                          over
                                                                                                        $100,000
California Value Municipal
 Trust............................                                                                          over
                                                                                                        $100,000
High Income Trust.................        $1-$10,000        $1-$10,000                over $100,000
High Income Trust II..............        $1-$10,000        $1-$10,000                                             $1-$10,000
Income Trust......................                          $1-$10,000
Investment Grade Municipal
 Trust............................        $1-$10,000        $1-$10,000                over $100,000   $1-$10,000   $1-$10,000
Municipal Income Trust............        $1-$10,000        $1-$10,000                over $100,000   $1-$10,000   $1-$10,000
Municipal Opportunity Trust.......        $1-$10,000        $1-$10,000                over $100,000   $1-$10,000   $1-$10,000
Municipal Opportunity Trust II....                          $1-$10,000                over $100,000   $1-$10,000
Select Sector Municipal Trust.....        $1-$10,000        $1-$10,000                                $1-$10,000   $1-$10,000
Municipal Trust...................   $10,001-$50,000        $1-$10,000                over $100,000   $1-$10,000   $1-$10,000
Strategic Sector Municipal
 Trust............................        $1-$10,000        $1-$10,000                over $100,000
Trust for Insured Municipals......        $1-$10,000        $1-$10,000                over $100,000                $1-$10,000
Trust for Investment Grade
 California Municipals............                                                                          over
                                                                                                        $100,000
Trust for Investment Grade
 Municipals.......................        $1-$10,000        $1-$10,000                over $100,000
Value Municipal Income Trust......                          $1-$10,000                over $100,000
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex......  $50,001-$100,000   $10,001-$50,000   $1-$10,000   over $100,000     $10,001-   $1-$10,000
                                                                                                         $50,000

                                              INDEPENDENT TRUSTEES
                                    -----------------------------------------
                                       KERR        NELSON      SONNENSCHEIN
                                       ----        ------      ------------
Advantage Municipal Income
 Trust............................                                $1-$10,000
Advantage Municipal Income Trust
 II...............................                                $1-$10,000
Bond..............................
California Municipal Trust........
California Quality Municipal
 Trust............................
California Value Municipal
 Trust............................
High Income Trust.................
High Income Trust II..............
Income Trust......................
Investment Grade Municipal
 Trust............................                                $1-$10,000
Municipal Income Trust............                                $1-$10,000
Municipal Opportunity Trust.......                                $1-$10,000
Municipal Opportunity Trust II....                                $1-$10,000
Select Sector Municipal Trust.....                                $1-$10,000
Municipal Trust...................
Strategic Sector Municipal
 Trust............................
Trust for Insured Municipals......
Trust for Investment Grade
 California Municipals............
Trust for Investment Grade
 Municipals.......................
Value Municipal Income Trust......
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex......  $1-$10,000   $1-$10,000    over $100,000

                                                         INTERESTED TRUSTEES
                                    -------------------------------------------------------------
                                        MERIN          POWERS            WHALEN         WOOLSEY
                                        -----          ------            ------         -------
Advantage Municipal Income
 Trust............................                                   $10,001-$50,000
Advantage Municipal Income Trust
 II...............................                                        $1-$10,000
Bond..............................                                                     $1-$10,000
California Municipal Trust........
California Quality Municipal
 Trust............................
California Value Municipal
 Trust............................
High Income Trust.................                                  $50,001-$100,000
High Income Trust II..............                                        $1-$10,000
Income Trust......................                                                     $1-$10,000
Investment Grade Municipal
 Trust............................                                        $1-$10,000
Municipal Income Trust............                                        $1-$10,000   $1-$10,000
Municipal Opportunity Trust.......                                   $10,001-$50,000   $1-$10,000
Municipal Opportunity Trust II....                                        $1-$10,000
Select Sector Municipal Trust.....                                        $1-$10,000
Municipal Trust...................                     $1-$10,000    $10,001-$50,000
Strategic Sector Municipal
 Trust............................
Trust for Insured Municipals......                                   $10,000-$50,000
Trust for Investment Grade
 California Municipals............
Trust for Investment Grade
 Municipals.......................                                   $10,000-$50,000   $1-$10,000
Value Municipal Income Trust......
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex......  over $100,000   over $100,000      over $100,000     $10,001-
                                                                                          $50,000

                                                                         ANNEX I

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee, combining equity beneficial ownership with such Trustees' deferred compensation amounts, as of May 13, 2004.

                                                             INDEPENDENT TRUSTEES
                        ----------------------------------------------------------------------------------------------
                              ARCH          BRANAGAN         CHOATE            DAMMEYER          HEAGY       KENNEDY
                              ----          --------         ------            --------          -----       -------
Advantage Municipal
 Income Trust.........        $1-$10,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000   $1-$10,000
Advantage Municipal
 Income Trust II......        $1-$10,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000
Advantage Pennsylvania
 Municipal Income
 Trust................                                     $1-$10,000        $10,001-$50,000   $1-$10,000
Bond Fund.............                     $1-$10,000                        $10,001-$50,000                $1-$10,000
California Municipal
 Trust................                                                         over $100,000
California Quality
 Municipal Trust......                                     $1-$10,000          over $100,000   $1-$10,000
California Value
 Municipal Income
 Trust................                                     $1-$10,000          over $100,000   $1-$10,000
Florida Quality
 Municipal Trust......                                     $1-$10,000        $10,001-$50,000   $1-$10,000
High Income Trust.....        $1-$10,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000
High Income Trust II..        $1-$10,000   $1-$10,000      $1-$10,000        $10,001-$50,000   $1-$10,000   $1-$10,000
Income Trust..........                     $1-$10,000      $1-$10,000        $10,001-$50,000
Investment Grade
 Municipal Trust......        $1-$10,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000   $1-$10,000
Massachusetts Value
 Municipal Income
 Trust................                                     $1-$10,000        $10,001-$50,000   $1-$10,000
Municipal Income
 Trust................        $1-$10,000   $1-$10,000                          over $100,000   $1-$10,000   $1-$10,000
Municipal Opportunity
 Trust................        $1-$10,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000   $1-$10,000
Municipal Opportunity
 Trust II.............                     $1-$10,000      $1-$10,000          over $100,000   $1-$10,000   $1-$10,000
Municipal Trust.......   $10,001-$50,000   $1-$10,000      $1-$10,000          over $100,000   $1-$10,000   $1-$10,000

                                        INDEPENDENT TRUSTEES
                        ----------------------------------------------------
                             KERR             NELSON          SONNENSCHEIN
                             ----             ------          ------------
Advantage Municipal
 Income Trust.........  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Advantage Municipal
 Income Trust II......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Advantage Pennsylvania
 Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Bond Fund.............       $1-$10,000
California Municipal
 Trust................  $10,001-$50,000                      $10,001-$50,000
California Quality
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
California Value
 Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Florida Quality
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
High Income Trust.....  $10,001-$50,000        $1-$10,000    $10,001-$50,000
High Income Trust II..  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Income Trust..........       $1-$10,000        $1-$10,000    $10,001-$50,000
Investment Grade
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Massachusetts Value
 Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Municipal Income
 Trust................  $10,001-$50,000                      $10,001-$50,000
Municipal Opportunity
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Municipal Opportunity
 Trust II.............  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Municipal Trust.......  $10,001-$50,000        $1-$10,000   $50,001-$100,000

                                             INTERESTED TRUSTEES
                        -------------------------------------------------------------
                            MERIN          POWERS            WHALEN         WOOLSEY
                            -----          ------            ------         -------
Advantage Municipal
 Income Trust.........                                  $50,001-$100,000
Advantage Municipal
 Income Trust II......                                   $10,001-$50,000
Advantage Pennsylvania
 Municipal Income
 Trust................                                   $10,001-$50,000
Bond Fund.............                                   $10,001-$50,000   $1-$10,000
California Municipal
 Trust................                                   $10,001-$50,000
California Quality
 Municipal Trust......                                   $10,001-$50,000
California Value
 Municipal Income
 Trust................                                   $10,001-$50,000
Florida Quality
 Municipal Trust......                                   $10,001-$50,000
High Income Trust.....                                  $50,001-$100,000
High Income Trust II..                                   $10,001-$50,000
Income Trust..........                                   $10,001-$50,000   $1-$10,000
Investment Grade
 Municipal Trust......                                   $10,001-$50,000
Massachusetts Value
 Municipal Income
 Trust................                                   $10,001-$50,000
Municipal Income
 Trust................                                  $50,001-$100,000   $1-$10,000
Municipal Opportunity
 Trust................                                  $50,001-$100,000   $1-$10,000
Municipal Opportunity
 Trust II.............                                        $1-$10,000
Municipal Trust.......                                  $50,001-$100,000

                                                             INDEPENDENT TRUSTEES
                        ----------------------------------------------------------------------------------------------
                              ARCH          BRANAGAN         CHOATE            DAMMEYER          HEAGY       KENNEDY
                              ----          --------         ------            --------          -----       -------
New York Quality
 Municipal Trust......                                        $1-$10,000     $10,001-$50,000   $1-$10,000
New York Value
 Municipal Income
 Trust................                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Ohio Quality Municipal
 Trust................                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Ohio Value Municipal
 Income Trust.........                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Pennsylvania Quality
 Municipal Trust......                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Pennsylvania Value
 Municipal Income
 Trust................                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Select Sector
 Municipal Trust......        $1-$10,000   $1-$10,000         $1-$10,000     $10,001-$50,000   $1-$10,000   $1-$10,000
Strategic Sector
 Municipal Trust......        $1-$10,000   $1-$10,000         $1-$10,000       over $100,000   $1-$10,000
Trust for Insured
 Municipals...........        $1-$10,000   $1-$10,000         $1-$10,000       over $100,000   $1-$10,000   $1-$10,000
Trust for Investment
 Grade California
 Municipals...........                                        $1-$10,000       over $100,000   $1-$10,000
Trust for Investment
 Grade Florida
 Municipals...........                                        $1-$10,000    $50,001-$100,000   $1-$10,000
Trust for Investment
 Grade Municipals.....        $1-$10,000   $1-$10,000         $1-$10,000       over $100,000   $1-$10,000
Trust for Investment
 Grade New Jersey
 Municipals...........                                        $1-$10,000    $50,001-$100,000   $1-$10,000
Trust for Investment
 Grade New York
 Municipals...........                                        $1-$10,000     $10,001-$50,000   $1-$10,000

                                        INDEPENDENT TRUSTEES
                        ----------------------------------------------------
                             KERR             NELSON          SONNENSCHEIN
                             ----             ------          ------------
New York Quality
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
New York Value
 Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Ohio Quality Municipal
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Ohio Value Municipal
 Income Trust.........  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Pennsylvania Quality
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Pennsylvania Value
 Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Select Sector
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Strategic Sector
 Municipal Trust......  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Trust for Insured
 Municipals...........  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Trust for Investment
 Grade California
 Municipals...........  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Trust for Investment
 Grade Florida
 Municipals...........  $10,001-$50,000        $1-$10,000   $50,001-$100,000
Trust for Investment
 Grade Municipals.....  $10,001-$50,000        $1-$10,000   $50,001-$100,000
Trust for Investment
 Grade New Jersey
 Municipals...........  $10,001-$50,000        $1-$10,000   $50,001-$100,000
Trust for Investment
 Grade New York
 Municipals...........  $10,001-$50,000        $1-$10,000    $10,001-$50,000

                                             INTERESTED TRUSTEES
                        -------------------------------------------------------------
                            MERIN          POWERS            WHALEN         WOOLSEY
                            -----          ------            ------         -------
New York Quality
 Municipal Trust......                                   $10,001-$50,000
New York Value
 Municipal Income
 Trust................                                   $10,001-$50,000
Ohio Quality Municipal
 Trust................                                   $10,001-$50,000
Ohio Value Municipal
 Income Trust.........                                   $10,001-$50,000
Pennsylvania Quality
 Municipal Trust......                                   $10,001-$50,000
Pennsylvania Value
 Municipal Income
 Trust................                                   $10,001-$50,000
Select Sector
 Municipal Trust......                                   $10,001-$50,000
Strategic Sector
 Municipal Trust......                                   $10,001-$50,000
Trust for Insured
 Municipals...........                                   $10,001-$50,000
Trust for Investment
 Grade California
 Municipals...........                                        $1-$10,000
Trust for Investment
 Grade Florida
 Municipals...........                                  $50,001-$100,000
Trust for Investment
 Grade Municipals.....                                  $50,001-$100,000   $1-$10,000
Trust for Investment
 Grade New Jersey
 Municipals...........                                  $50,001-$100,000
Trust for Investment
 Grade New York
 Municipals...........                                   $10,001-$50,000

                                                             INDEPENDENT TRUSTEES
                        ----------------------------------------------------------------------------------------------
                              ARCH          BRANAGAN         CHOATE            DAMMEYER          HEAGY       KENNEDY
                              ----          --------         ------            --------          -----       -------
Trust for Investment
 Grade Pennsylvania
 Municipals...........                                        $1-$10,000     $10,001-$50,000   $1-$10,000
Value Municipal Income
 Trust................                     $1-$10,000         $1-$10,000       over $100,000   $1-$10,000
Aggregate Dollar Range
 of Equity Securities
 and Deferred
 Compensation in all
 Registered Investment
 Companies Overseen by
 Trustee in the Fund
 Complex..............  $50,001-$100,000     $10,001-    $10,001-$50,000       over $100,000   $1-$10,000   $1-$10,000
                                              $50,000

                                        INDEPENDENT TRUSTEES
                        ----------------------------------------------------
                             KERR             NELSON          SONNENSCHEIN
                             ----             ------          ------------
Trust for Investment
 Grade Pennsylvania
 Municipals...........  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Value Municipal Income
 Trust................  $10,001-$50,000        $1-$10,000    $10,001-$50,000
Aggregate Dollar Range
 of Equity Securities
 and Deferred
 Compensation in all
 Registered Investment
 Companies Overseen by
 Trustee in the Fund
 Complex..............    over $100,000   $10,001-$50,000      over $100,000

                                             INTERESTED TRUSTEES
                        -------------------------------------------------------------
                            MERIN          POWERS            WHALEN         WOOLSEY
                            -----          ------            ------         -------
Trust for Investment
 Grade Pennsylvania
 Municipals...........                                   $10,001-$50,000
Value Municipal Income
 Trust................                                   $10,001-$50,000
Aggregate Dollar Range
 of Equity Securities
 and Deferred
 Compensation in all
 Registered Investment
 Companies Overseen by
 Trustee in the Fund
 Complex..............  over $100,000   over $100,000      over $100,000     $10,001-
                                                                              $50,000

                                                                         ANNEX J

                   FISCAL YEAR END 2003 AUDIT AND OTHER FEES

                                                                                    NON-AUDIT FEES
                                                                 -----------------------------------------------------
          NAME OF FUND            FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED   TAX(3)    ALL OTHER   TOTAL NON-AUDIT    TOTAL
          ------------            ---------------   ----------   -------------   ------    ---------   ---------------    -----
Bond Fund.......................        6/30         $21,300       $      0      $1,500        $0         $  1,500       $ 22,800
California Municipal Trust......        6/30          27,500          2,800       1,500         0            4,300         31,800
Municipal Income Trust..........        6/30          26,200          2,800       1,500         0            4,300         30,500
Advantage Municipal Income
 Trust..........................       10/31          27,575          3,170       1,500         0            4,670         32,245
Advantage Municipal Income Trust
 II.............................       10/31          22,275          3,170       1,500         0            4,670         26,945
Advantage Pennsylvania Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
California Quality Municipal
 Trust..........................       10/31          27,574          3,170       1,500         0            4,670         32,244
California Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Florida Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Investment Grade Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Massachusetts Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Municipal Opportunity Trust.....       10/31          27,574          3,170       1,500         0            4,670         32,244
Municipal Opportunity Trust
 II.............................       10/31          27,574          3,170       1,500         0            4,670         32,244
Municipal Trust.................       10/31          27,574          3,170       1,500         0            4,670         32,244
New York Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
New York Value Municipal Income
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Ohio Quality Municipal Trust....       10/31          22,274          3,170       1,500         0            4,670         26,944
Ohio Value Municipal Income
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Pennsylvania Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Pennsylvania Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Select Sector Municipal Trust...       10/31          22,274          3,170       1,500         0            4,670         26,944
Strategic Sector Municipal
 Trust..........................       10/31          26,094          3,170       1,500         0            4,670         30,764
Trust for Insured Municipals....       10/31          27,574          3,170       1,500         0            4,670         32,244
Trust for Investment Grade
 California Municipals..........       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade
 Florida Municipals.............       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade
 Municipals.....................       10/31          27,574          3,170       1,500         0            4,670         32,244
Trust for Investment Grade New
 Jersey Municipals..............       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade New
 York Municipals................       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade
 Pennsylvania Municipals........       10/31          22,274          3,170       1,500         0            4,670         26,944
Value Municipal Income Trust....       10/31          27,575          3,170       1,500         0            4,670         32,245
High Income Trust...............       12/31          38,135          3,550       1,500         0            5,050         43,185
High Income Trust II............       12/31          38,135          3,550       1,500         0            5,050         43,185
Income Trust....................       12/31          21,730              0       1,500         0            1,500         23,230
Covered Entities(1).............                         N/A        230,000(2)        0         0          230,000        230,000

---------------
N/A- Not applicable.

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of Covered Entities' financial statements.

(3) Tax Fees represent tax compliance services provided in connection with the review of the Funds' tax returns.

                   FISCAL YEAR END 2002 AUDIT AND OTHER FEES

                                                                                     NON-AUDIT FEES
                                                                  -----------------------------------------------------
          NAME OF FUND             FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED   TAX(3)    ALL OTHER   TOTAL NON-AUDIT    TOTAL
          ------------             ---------------   ----------   -------------   ------    ---------   ---------------    -----
Bond Fund........................        6/30         $24,816        $ 3,000      $1,500        $0          $ 4,500       $29,316
California Municipal Trust.......        6/30          20,267          3,000       1,500         0            4,500        24,767
Municipal Income Trust...........        6/30          26,067          3,000       1,500         0            4,500        30,567
Advantage Municipal Income
 Trust...........................       10/31          26,019          3,000       1,500         0            4,500        30,519
Advantage Municipal Income Trust
 II..............................       10/31          21,019          3,000       1,500         0            4,500        25,519
Advantage Pennsylvania Municipal
 Income Trust....................       10/31          21,019          3,000       1,500         0            4,500        25,519
California Quality Municipal
 Trust...........................       10/31          26,019          3,000       1,500         0            4,500        30,519
California Value Municipal Income
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Florida Quality Municipal
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Investment Grade Municipal
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Massachusetts Value Municipal
 Income Trust....................       10/31          21,019          3,000       1,500         0            4,500        25,519
Municipal Opportunity Trust......       10/31          26,019          3,000       1,500         0            4,500        30,519
Municipal Opportunity Trust II...       10/31          26,019          3,000       1,500         0            4,500        30,519
Municipal Trust..................       10/31          26,019          3,000       1,500         0            4,500        30,519
New York Quality Municipal
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
New York Value Municipal Income
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Ohio Quality Municipal Trust.....       10/31          21,019          3,000       1,500         0            4,500        25,519
Ohio Value Municipal Income
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Pennsylvania Quality Municipal
 Trust...........................       10/31          21,019          3,000       1,500         0            4,500        25,519
Pennsylvania Value Municipal
 Income Trust....................       10/31          21,019          3,000       1,500         0            4,500        25,519
Select Sector Municipal Trust....       10/31          21,019          3,000       1,500         0            4,500        25,519
Strategic Sector Municipal
 Trust...........................       10/31          24,619          3,000       1,500         0            4,500        29,119
Trust for Insured Municipals.....       10/31          26,019          3,000       1,500         0            4,500        30,519
Trust for Investment Grade
 California Municipals...........       10/31          21,019          3,000       1,500         0            4,500        25,519
Trust for Investment Grade
 Florida Municipals..............       10/31          21,019          3,000       1,500         0            4,500        25,519
Trust for Investment Grade
 Municipals......................       10/31          26,019          3,000       1,500         0            4,500        30,519
Trust for Investment Grade New
 Jersey Municipals...............       10/31          21,019          3,000       1,500         0            4,500        25,519
Trust for Investment Grade New
 York Municipals.................       10/31          21,019          3,000       1,500         0            4,500        25,519
Trust for Investment Grade
 Pennsylvania Municipals.........       10/31          21,019          3,000       1,500         0            4,500        25,519
Value Municipal Income Trust.....       10/31          26,019          3,000       1,500         0            4,500        30,519
High Income Trust................       12/31          36,000          3,000       1,500         0            4,500        40,500
High Income Trust II.............       12/31          36,000          3,000       1,500         0            4,500        40,500
Income Trust.....................       12/31          21,500          3,000       1,500         0            4,500        26,000
Covered Entities(1)..............                         N/A         95,000(2)        0         0           95,000        95,000

---------------
N/A- Not applicable.

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of Covered Entities' financial statements.

(3) Tax Fees represent tax compliance services provided in connection with the review of the Fund's tax returns.

                                                                         ANNEX K

                         JOINT AUDIT COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS

                                                  AS ADOPTED ON JULY 23, 2003(1)

---------------
(1) This Joint Audit Committee Charter, adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

1.  MISSION STATEMENT

  The Audit Committee (the "Audit Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund").(2) The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Funds, including, without limitation; (a) assisting the Board's oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Fund's independent auditors (the "Independent Auditors") and (iv) the performance of the Fund's internal audit function, and (b) making the statement by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement, if any.

2.  COMPOSITION

  The Audit Committee shall be comprised of three or more Trustees of the Board. Audit Committee members shall be designated by the full Board, and the manner of selection of the Audit Committee chair shall also be designated by the full Board.

  The duties and responsibilities of an Audit Committee member shall be in addition to those duties set out for a member of the Board. Audit Committee members shall undertake this commitment with the understanding that they are assuming additional responsibilities to prepare for, attend and actively participate in Audit Committee meetings. This may require members to undertake training covering their financial oversight responsibilities.

  Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and any requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and/or the Chicago Stock Exchange ("CHX") as applicable to the Fund. Each member of the Audit Committee shall be "independent" as defined by the Act and any rules and regulations

---------------
(2) This Joint Audit Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee," "Trustees" and "Board" mean the Audit Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

promulgated by the SEC pursuant to the Act and any requirements and rules of the NYSE, AMEX and/or CHX as applicable to the Fund.

  According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent (an "Independent Trustee") if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund, other than receipt of Trustee's fees (including additional amounts, if any, paid to chairs of committees and committee members) and any pension or other forms of deferred compensation from the Fund for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [The requirements of the NYSE, AMEX and CHX are set forth in Appendix A hereto.]

  Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Fund's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

  No Trustee may serve as a member of the Audit Committee if such Trustee serves on the audit committee of more than two other public issuers, unless the Board determines that such simultaneous service would not impair the ability of such Trustee to serve effectively on the Audit Committee. Any such determination must be disclosed in the Fund's annual proxy statement, if any.

3.  MEETINGS OF THE AUDIT COMMITTEE

  The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings may be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit

Committee shall meet separately on a periodic basis with (a) the principal financial officer of the Fund and persons assisting with the preparation of the Fund's financial statements, (b) the internal auditors (or personnel responsible for the Fund's internal audit function) and (c) the Independent Auditors, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

  The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Audit Committee shall have the authority to, carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

  In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

  a. Oversight of the Auditor's Engagement/Independence

      i. Instruct the Independent Auditors that they are ultimately accountable to the Board and the Audit Committee, as the shareholders' representatives, and that the Audit Committee has the sole authority and responsibility to select (subject to ratification by a majority of the Independent Trustees of the Board), compensate, evaluate, and where appropriate terminate the Independent Auditors.

      ii. Approve the selection (subject to ratification by a majority of the Independent Trustees of the Board), compensation, evaluation and termination of the Independent Auditors to audit the books and accounts of the Fund and its subsidiaries, if any, for each fiscal year.

      iii. Review and, in its sole discretion, approve in advance the Independent Auditors' annual engagement letter, including the proposed fees contained therein.

      iv. Review and, in its sole discretion, pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditors to the Fund and (B) all engagements for non-audit services to be provided by the Independent Auditors (1) to the Fund's investment adviser(s) or (2) to any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Fund (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; and provided that this Joint Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards.

      v. Obtain and review at least annually from the Independent Auditors a report describing:

           (1) the Independent Auditors' internal quality-control procedures;

           (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues; and

           (3) all relationships between the Independent Auditor and the Fund.

      vi. Review at least annually the qualifications, performance and independence of the Independent Auditors, including the performance of the lead partner of the Independent Auditors, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditors when circumstances warrant.

      vii. Oversee the independence of the Independent Auditors by, among other things:

           (1) actively engaging in a dialogue with the Independent Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors, and taking appropriate action to satisfy itself of the auditor's independence;

           (2) monitoring compliance by the Independent Auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (3) monitoring compliance by the Fund, the Fund's investment adviser(s), the Fund's distributor and the Independent Auditors with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

           (4) considering whether there should be a regular rotation of the Independent Auditors; and

           (5) obtaining from the Independent Auditors and reviewing a complete description of all audit, management consulting, or other services performed for management or its affiliates, consistent with Independence Standards Board Standard 1.

  b. Oversight of Financial Statements and the Audit

      i. Review the annual audit plan of the Independent Auditors, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditors.

      ii. Obtain and review at least annually for the Fund a report from the Independent Auditors describing:

           (1) all critical accounting policies and practices used;

           (2) all alternative treatments within United States generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditors;

           (3) other material written communications between the Independent Auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

           (4) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee pursuant to the Fund's pre-approval procedures.

      iii. Review with the principal financial officer of the Fund and persons responsible for assisting with the preparation of the Fund's financial statements, internal audit (or management responsible for the Fund's internal audit function) and the Independent Auditors, the following:

           (1) the Fund's annual audited financial statements and interim financial statements, and any major issues related thereto, including any significant matters arising in the preparation of the annual and interim financial statements;

           (2) critical accounting policies and such other accounting policies of the Fund as are deemed appropriate for review by the Audit Committee prior to any annual or interim filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Fund's financial statements;

           (3) major issues regarding accounting principles and financial statements presentations, including (i) any significant changes in the Funds' selection or application of accounting principles, and (ii) any analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Funds' financial statements;

           (4) the Funds' exposure to risk, as well as the Funds' major financial risk exposures and steps to control such exposures;

           (5) qualitative judgments made about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates;

           (6) any uncorrected misstatements whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

           (7) procedures used to assess the representativeness of the valuations of securities provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets;

           (8) for securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to Independent Auditors' conclusions as to the reasonableness of the "fair value" procedures, management's adherence to such procedures, and the adequacy of supporting documentation for any valuation offered under the procedures;

           (9) significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the

Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes;

           (10) review with counsel legal and regulatory matters that may have a material effect on the Funds' financial statements, related compliance policies and programs, and any reports received from regulators; and

           (11) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Fund.

      iv. Review on a regular basis with the Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditors's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditors the following:

           (1) any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

           (2) any communications between the audit team and the Independent Auditors' national office respecting auditing or accounting issues presented by the engagement; and

           (3) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditors to the Fund.

      v. Attempt to resolve all disagreements between the Independent Auditors and management regarding financial reporting.

      vi.  Review information obtained from the Independent Auditors pursuant to
           Section 10A of the Securities Exchange Act of 1934.

  c. Oversight of Internal Control Over Financial Reporting

      i. Review periodically a report from the Fund's principal executive officer, principal financial officer and Independent Auditors, at least annually, regarding the following:

           (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting of the Fund, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Fund (the "Related Entities"), or, to the knowledge of such persons, other service providers, which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information, including any material weaknesses in internal control over financial reporting identified by the Independent Auditors;

           (2) any fraud, whether or not material, that involves management or other employees of the Fund, the Related Entities, or, to the knowledge of such persons, other service providers to the Fund who have a significant role in the Fund's internal control over financial reporting; and

           (3) any change in the Fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

  d. Compliance

      i. Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditors, internal auditors (or other personnel responsible for the internal audit function), the Fund's management, including the principal financial officer, management of the Fund's investment adviser(s), management of the Fund's distributor, and management of those service providers of the Fund deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate.

      ii. Establish procedures (by the earlier of: (1) the Fund's first annual meeting shareholders' meeting, if any, after January 15, 2004 or (2) October 31, 2004) for (A) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services or other persons of concerns regarding questionable accounting or auditing matters.

      iii. Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Fund.

      iv. Discuss earnings press releases, if any, as well as financial information and earnings guidance provided to analysts and rating agencies, but this discussion may be general in nature (i.e., discussion of the type of information to be disclosed and the type of presentation to be made) and need not precede each earnings release or earnings guidance.

  e. Miscellaneous

      i. Perform an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter and consider the goals and objectives of the Audit Committee for the upcoming year. The evaluation shall include a review and assessment of the adequacy of this Joint Audit Committee Charter and propose any changes for approval by the Board. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

      ii.  Report regularly to the Board on its activities, as appropriate; and

      iii. Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

6.  PRE-APPROVAL PROCEDURES

  The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve non-audit services to the Fund and Covered Services between regularly scheduled meetings of the Audit Committee. Any such pre-approval decision must be presented to the Committee at its next scheduled meeting. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Joint Audit Committee Charter as Appendix B.

7.  REPORTING

  The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial statements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Fund's internal audit function. In particular, the Audit Committee will also report to the Board its conclusions or recommendations with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

  The Audit Committee shall make the statement required by the rules of the SEC to be included in the Fund's annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Fund; (b) discussed with the Independent Auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditors required by ISB Standard No. 1 and have discussed with the Independent Auditors the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Fund's annual report for the past fiscal year, as filed with the SEC.

8.  RESOURCES

  The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9.  LIMITS ON ROLE OF AUDIT COMMITTEE

  While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  - planning or conducting the audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

  - determining whether the Form N-CSR filed by the Fund with the SEC

  - contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  - determining whether the Fund's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in the Form N-CSR; or

  - establishing or maintaining disclosure controls and procedures and internal control over financial reporting for the Fund.

  In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or the Fund's investment adviser(s) or the Fund's distributor. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, the Fund's investment adviser(s), the Fund's distributor and service providers to the Fund from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditors to the Fund.

                             JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                          AS ADOPTED JULY 23, 2003(1)

1.  STATEMENT OF PRINCIPLES

  The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

  The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to preapprove services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or

---------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

  The Audit Committee is also mindful of the relationship between fees for audit and nonaudit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

  The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

  The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

  The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.  DELEGATION

  As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  AUDIT SERVICES

  The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1 A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

  The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

  The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  TAX SERVICES

  The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered

Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

  Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.  ALL OTHER SERVICES

  The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

  The Audit Committee has pre-approved the All Other services in Appendix 13.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.  PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

  Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.  PROCEDURES

  All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

  The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.  ADDITIONAL REQUIREMENTS

  The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence

Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

  Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

  - Van Kampen Investments, Inc.

  - Van Kampen Investment Advisory Corporation

  - Van Kampen Asset Management Inc.

  - Van Kampen Advisors Inc.

  - Van Kampen Funds Inc.

  - Van Kampen Trust Company

  - Van Kampen Investor Services Inc.

  - Van Kampen Management Inc.

  - Morgan Stanley Investment Management Inc.

  - Morgan Stanley Investments LP

                                                                         ANNEX L

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                                VAN KAMPEN FUNDS

                                                     AS ADOPTED ON MARCH 3, 2004

1.  MISSION STATEMENT

  The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors/Managing General Partners (referred to herein as the "Trustees" and collectively as the "Board") of each Van Kampen Fund (each a "Fund")(1). The purpose of the Governance Committee is to (1) identify individuals qualified to serve on the Board as trustees/directors/managing general partners that are "independent" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), and on committees of the Board, and to recommend, for selection by the Board, the Board nominees for meetings of shareholders, (2) advise the Board with respect to Board composition, procedures and committees, (3) advise the Board with respect to Trustee compensation and benefits, and administer the Fund's deferred compensation plans and retirement plan, (4) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, committee policies and procedures and (5) oversee periodic evaluations of the Board and any committees of the Board.

2.  COMPOSITION

  The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

  Each member of the Governance Committee shall be qualified as "independent" as defined by the listing requirements and rules of the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX"). Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under applicable laws or regulations.

---------------
(1) This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

3.  MEETINGS OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Joint Governance Committee Charter. The Governance Committee shall meet on a regular basis (which shall be at least two times annually) and special meetings may be called as circumstances require. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

  The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.  AUTHORITY

  The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

  In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

  a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i. evaluate the suitability of potential trustee/director/managing general partner nominees proposed by Trustees, shareholders or others;

      ii. recommend, for selection by the Board, the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE"), the American Stock Exchange (the "AMEX") and the Chicago Stock Exchange ("CHX") (the NYSE,

           AMEX and CHX are collectively referred to herein as the "Exchanges"); and

      iii. review the suitability for continued service as a trustee/director/ managing general partner of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

  b. Board Composition, Procedures and Committees

      The Governance Committee shall have the following goals and responsibilities with respect to the composition, procedures and committees of the Board as a whole:

      i. review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

      ii. make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Fund rule, guideline, procedure, code of ethics or corporate governance principle;

      iii. make recommendations on the requirements for, and means of, Board orientation;

      iv. periodically review and make recommendations concerning the committee structure of the Board, the members and size of committees (including the creation or elimination of committees), the orientation of committee members, the annual review performed, if any, by each committee, the independence and qualifications of the members of the audit committee and the overall allocation of responsibilities among the Board and the committees; and

      v. recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee's power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director/managing general partner, to make such a recommendation at any time.

  c. Compensation and Benefits

    The Governance Committee shall have the following goals and responsibilities with respect to the Trustees' compensation and benefits of the Board as a whole:

      i. periodically review the goals and objectives of the Trustees' compensation and benefits and make recommendations concerning such goals and objectives, the level and structure of Trustee compensation and the level of Trustee compensation by Fund and the allocation of Trustee compensation among Funds;

      ii. periodically review and make recommendations concerning the Fund's deferred compensation plan and the Fund's retirement plan; and

      iii. act as the administrative committee under the Trustee's Deferred Compensation Plan and Retirement Plan.

  d. Corporate Governance

    The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i. monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1) trustee/director/managing general partner qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the 1940 Act, and the Exchanges; the Governance Committee shall also develop policies regarding trustee/director/managing general partner tenure, retirement, removal and succession;

           (2) trustee/director/managing general partner duties and responsibilities, including with respect to attendance at meetings and advance review of meeting materials;

           (3) trustee/director/managing general partner access to management, and, as necessary and appropriate, independent advisers;

           (4) trustee/director/managing general partner compensation, deferred compensation and retirement policies; and policies on reimbursement of out-of-pocket expenses; and

           (5) trustee/director/managing general partner orientation and continuing education;

      ii. review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the Exchanges, and to recommend any desirable changes to the Board;

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

  e. Periodic Evaluations and Board Training

  The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

  In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

  The Governance Committee shall be responsible for making recommendations on the requirements for, and means of, Board training.

6.  EVALUATION OF THE GOVERNANCE COMMITTEE

  The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

  The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

  The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                     VKCL 04

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                VAN KAMPEN XXXXX TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the "Fund"), hereby appoints John
           L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 23, 2004 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04)
                        XXXXX

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 23, 2004.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                                                                                  Date
                                                             --------------------------------------------  ------------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.